UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2015

BSD MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 9, 2015, the Board of Directors of BSD Medical Corporation (the “Company”) changed the Company’s fiscal year end from August 31 to December 31, beginning December 31, 2014. The report covering the Company’s transition period ended December 31, 2014 will be filed on Form 10-K.

Item 8.01  Other Events

On January 12, 2015 BSD Medical Corporation issued a press release outlining strategy and growth targets for its microwave ablation business, and that a conference call is scheduled for Thursday, January 15 at 2:00 p.m. Eastern Time/12:00 p.m. Mountain Time.  A copy of the slides that will be used in the meetings described in the press release will be posted on the Investors Section of the Company’s website on January 12, 2015 at 9:30 a.m. EST.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 12, 2015 regarding the Company’s strategy, growth targets and a conference call scheduled for Thursday, January 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION

Date:  January 12, 2015

By:  /s/ William S. Barth

Name:  William S. Barth
Title:    Chief Financial Officer